Lease	12 Months Ended
Dec. 31, 2023
Lease
Lease

14.Lease

The Company leases an office space, which runs for a period of 5 years with an option to renew for an additional 5 years for fair market rent for comparable buildings.

Right-of-use assets

December 31,	December 31,
Office space	2023	2022
Balance at January 1	$261	$—
Additions to right-of-use	—	301
Depreciation	(56)	(40)
Balance at December 31	$205	$261

Right-of-use assets related to leased office is presented as property, plant and equipment (see Note 4).

Lease liabilities

	December 31,	December 31,
	2023	2022
Balance at January 1	$218	$242
Lease interest	13	10
Lease repayment	(49)	(34)
Change in discount rate	(7)	—
Balance at December 31	$175	$218

The office lease also requires the Company to make additional payments for the Company’s proportionate share of operating costs including property taxes, utilities, and other operating expenses. These costs are variable and not included in the calculation of right-of-use asset or lease liability.